EXHIBIT 99.1
W. P. Carey & Co. LLC
Supplemental Disclosure Report
For the Quarter Ended
June 30, 2006

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental disclosure report contains references to W. P. Carey & Co. LLC’s definition of funds from operations (FFO), which is a non-GAAP financial measure. The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations as net income computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. W. P. Carey & Co. LLC calculates its FFO in accordance with this definition and then makes adjustments to add back certain non-cash charges to earnings, such as the amortization of intangibles, stock compensation and impairment charges on real estate, resulting in its FFO. W. P. Carey & Co. LLC considers its definition of FFO to be an appropriate supplemental measure of operating performance because, by excluding these non-cash charges, it can be a helpful tool to assist in the comparison of the operating performance of W. P. Carey & Co. LLC’s real estate between periods, or as compared to different companies. W. P. Carey & Co. LLC’s definition of FFO should not be considered as an alternative to net income as an indication of its operating performance or to net cash provided by operating activities as a measure of its liquidity. FFO and adjusted FFO disclosed by other REITs (real estate investment trust) may not be comparable to W. P. Carey & Co. LLC’s FFO calculation.
Forward-looking Statements
This supplemental disclosure report contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seeks,” “plans” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Disclosure Report for the Quarter ended June 30, 2006

Contents	Page
CORPORATE PROFILE:
Company Overview	5
Second Quarter June 30, 2006 Results	6
Financial Highlights	7

FINANCIAL ANALYSIS:
Reconciliation of Net Income to FFO and FAD Analysis	9
Debt Structure Analysis	10
Total Capitalization Analysis	11
Revenue Diversification Analysis	12
Revenue Stability Analysis	13 & 14
Selected Financial Ratios Analysis	15
Portfolio Debt Summary	16
Mortgage Debt Maturity Profile	17

ACQUISITIONS & DISPOSITIONS:
2006 Acquisitions Update	19
2006 Dispositions Update	20

PORTFOLIO ANALYSIS:
Portfolio Diversification Analysis by Rent Contribution	22
Portfolio Diversification Analysis by Property Type	23
Portfolio Diversification Analysis by Tenant Industry	24
Portfolio Diversification Analysis by Geography	25
Portfolio Lease Maturity Analysis	26

EXHIBITS:
Consolidated Balance Sheets	Exhibit A
Consolidated Statements of Income	Exhibit B
Consolidated Statements of Cash Flows	Exhibit C
Quarterly Reconciliation of Net Income to Funds from Operations	Exhibit D
Detailed Property Summary	Exhibit E

CORPORATE PROFILE

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Company Overview
June 30, 2006

STOCK DATA
Exchanges	NYSE & PCX
Ticker	WPC
Closing Price Range three months ended June 30, 2006	$24.89-$28.08
Listed Shares Outstanding as of June 30, 2006	38,054,358

BANKS
JPMorgan Chase Bank — Administrative Agent
The Bank of New York — Syndication Agent
PNC Bank, N.A. — Syndication Agent
Wells Fargo Bank, N.A. — Syndication Agent
Bank of America, N.A. — Documentation Agent

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

RESEARCH COVERAGE
A. G. Edwards & Sons, Inc.

COMPANY CONTACTS
Mark DeCesaris
Managing Director, Acting Chief Financial Officer
Susan C. Hyde
Executive Director, Director of Investor Relations
Gagan Singh
First Vice President, Finance

EXECUTIVE OFFICES
50 Rockefeller Plaza
New York, NY 10020
Tel: 1-800-WPCAREY or (212) 492-1100
Fax: (212) 492-8922
Web Site Address: www.wpcarey.com

Ticker: WPC	5	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Second Quarter and Six Month Ended 2006 Results
Financial Results
Net income for the three-month period increased 2% to $17.3 million, as compared to $16.9 million for the same period in 2005. Net income for the six-month period increased 24% to $28.4 million, as compared to $22.8 million for the same period in 2005.
Diluted earnings per share (EPS) for the three-month period increased 2% to $0.44 as compared to $0.43 for the same period in 2005. Diluted earnings per share (EPS) for the six-month period increased 26% to $0.73 as compared to $0.58 for the same period in 2005.
Funds from Operations (FFO) for the three-month period increased 15% to $28.4 million, or $0.72 per diluted share, as compared to $24.8 million, or $0.64 per diluted share, for the comparable period in 2005. FFO for the six-month period increased 3% to $50.4 million, or $1.30 per diluted share, as compared to $48.7 million, or $1.24 per diluted share, for the comparable period in 2005.
Income from continuing operations for the three-month period increased 40% to $18 million, as compared to $12.9 million for the same period in 2005. Income from continuing operations for the six-month period increased 27% to $33.1 million, as compared to $26.1 million for the same period in 2005.
Cash flows from operating activities for the six-month period increased 18% to $35.6 million, as compared to $30.3 million for the comparable period in 2005, paralleling the increase in net income.
Dividend Increase
The Board of Directors raised the quarterly cash distribution to $0.454 per share, which was paid on July 14, 2006 to shareholders of record on June 30, 2006.
Investment Highlights
For the three-month period ended June 30, 2006, the Company completed three investments totaling $83 million, on behalf of CPA ®:16 – Global, as compared to nine investments totaling $262 million, on behalf of CPA®:15 and CPA®:16 – Global, for the comparable period in 2005. For the six-month period ended June 30, 2006, the Company completed eight investments totaling $338 million, on behalf of CPA®:15 and CPA®:16 – Global, as compared to 14 investments totaling $627 million, on behalf of CPA®:15 and CPA®:16 – Global, for the comparable period in 2005.

Ticker: WPC	6	www.wpcarey.com

SECTION: CORPORATE PROFILE
W. P. CAREY & CO. LLC
Financial Highlights
(in thousands, except share and per share data)

	For the Six Months	For the Six Months	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Operations
Total Revenues from Continuing Operations	$105,537	$89,110	$57,659	$43,948
Net Income	$28,369	$22,788	$17,304	$16,933
Funds From Operations (FFO)	$50,381	$48,718	$28,434	$24,807

Per Share
FFO (Diluted)	$1.30	$1.24	$0.72	$0.64
Dividends Declared	$0.906	$0.890	$0.454	$0.446
Pay Out Ratio (Dividends Declared/FFO)	69.8%	71.9%	62.9%	70.1%
Weighted Average Listed Shares Outstanding (Diluted)	38,794,914	39,346,537	39,416,433	39,017,636

Balance Sheet	As of 6/30/06	As of 6/30/05

Total Assets	$997,922	$962,411
Limited Recourse Mortgage Debt(1)	$253,897	$174,874
Credit Facility	$2,000	$77,000
Members’ Equity	$602,295	$613,812

Stock Data
Price Range	$24.89 - $28.08
Dividend Yield Range	6.47% - 7.30%
Average Trading Volume	31,464
Price/Estimated FFO (2)	9.18

(1)	Excludes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour France, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 15 for details.

(2)	Based on a stock price of $25.24 on August 8, 2006 and 2006 analyst FFO forecast of $2.75.

Ticker: WPC	7	www.wpcarey.com

FINANCIAL ANALYSIS

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) & FAD Analysis
(in thousands, except share and per share data)

	For the Six Months	For the Six Months	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	June 30, 2006	June 30, 2005	June 30, 2006	June 30, 2005
Net income	$28,369	$22,788	$17,304	$16,933
Gain on sale of real estate	—	(9,119)	—	(9,139)
FFO of equity investees in excess of equity income	6,000	4,835	3,175	2,608
Depreciation, amortization, deferred taxes and other non-cash charges	11,516	12,741	7,270	7,400
FFO applicable to minority investees in excess of minority income	(418)	(226)	(181)	(108)
Straight-line rents	1,557	1,878	866	964
Impairment charges	3,357	15,821	—	6,149

Funds From Operations (FFO)	$50,381	$48,718	$28,434	$24,807

Weighted Average Listed Shares Outstanding
Basic	37,802,340	37,631,539	37,670,305	37,670,305
Diluted	38,794,914	39,185,907	39,346,537	39,017,636
FFO per Share
Basic	$1.33	$1.29	$0.75	$0.66
Diluted	$1.30	$1.24	$0.72	$0.64
Pay Out Ratio (Dividend/FFO)	69.8%	71.9%	62.9%	70.1%

Funds From Operations (FFO)	50,381	48,718	28,434	24,807
Recurring and non-revenue enhancing capital expenditure	—	(460)	—	(664)

Funds Available For Distribution (FAD)	$50,381	$48,258	$28,434	$24,143

FAD Per Share
Basic	$1.33	$1.28	$0.75	$0.64
Diluted	$1.30	$1.23	$0.72	$0.62
Pay Out Ratio (Dividend/FAD)	69.8%	72.3%	62.8%	72.1%

Ticker: WPC	9	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Debt Structure Analysis
(in thousands)
Debt Structure

March 31, 2006

Limited Recourse Mortgage Debt (1)	$290,526	98%
Credit Facility	6,000	2%

Total Debt	$296,526	100%

Debt Structure - March 31, 2006

June 30, 2006

Limited Recourse Mortgage Debt (1)	$290,243	99%
Credit Facility	2,000	1%

Total Debt	$292,243	100%

Debt Structure - June 30, 2006

(1)	Includes pro rata mortgage debt of equity investments in properties leased to Federal Express Corporation, Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 15 for details.

Ticker: WPC	10	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Total Capitalization Analysis
June 30, 2006
(in thousands)

Total Market Capitalization Analysis

Equity Market Capitalization of Listed Shares (1)	$960,492	77%

Limited Recourse Mortgage Debt (2)	290,243	23%
Credit Facility	2,000	0%

Total Debt	292,243	23%

Total Market Capitalization (3)	$1,252,734	100%

Total Market Capitalization

Total Book Value Capitalization Analysis

Members’ Equity	$602,295	67%

Limited Recourse Mortgage Debt (2)	290,243	32%
Credit Facility	2,000	0%

Total Debt	292,243	33%

Total Book Value Capitalization (3)	$894,538	100%

Total Book Value Capitalization

(1)	Stock price of $25.24 is as of the second quarter earnings release date of August 8, 2006. Indicated shares outstanding of 38,054,358 is as of June 30, 2006.

(2)	Includes pro rata mortgage debt of equity invesments in properties leased to Federal Express Corporation, Information Resources, Inc., Childtime Childcare, Inc., Hologic, Inc., Carrefour, SAS, and SICOR, Inc. See the Portfolio Debt Summary on page 15 for details.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	11	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified)
(in thousands)

Three Months Ended
March 31, 2006

Revenues from Real Estate Business (1)	$21,971	45%
Revenues from Management Business	27,252	55%

Total Revenues	$49,223	100%

Revenue Diversification
Three Months Ended March 31, 2006

Three Months Ended
June 30, 2006

Revenues from Real Estate Business (1)	$21,852	37%
Revenues from Management Business (3)	37,108	63%

Total Revenues	$58,960	100%

Revenue Diversification
Three Months Ended June 30, 2006

Definitions

(1)	Revenues from Real Estate Business (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + other income + revenues of other business operations.

(2)	Revenues from Management Business = asset management revenue + structuring revenue + reimbursements revenue from CPA® REITs.

(3)	Revenues from Management Business increased primarily as a result of broker-dealer commissions from CPA®:16 Global Offering. Such revenues are offset by a corresponding expense and therefore have no impact on net income.

Ticker: WPC	12	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified)
(in thousands except per share data)

		Diluted
	Three Months Ended	Per
Revenue Type	March 31, 2006	Share	%

Rents (1)	$21,367	$0.55
Management revenue (2)	17,339	$0.45

Rents and Management Revenue (3)	38,706	$1.00	79%

Structuring revenue (4)	9,403	$0.24
Reimbursable costs (broker-dealer commissions)	510	$0.01
Other income	604	$0.02

Structuring Revenue & Other Income (3)	10,517	$0.27	21%

Total (3)	$49,223	$1.27	100%

Revenue Stability
Three Months Ended March 31, 2006

(1)	Rents (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + revenues of other business operations.

(2)	Management revenues include management and performance revenues earned from CPA® REITs under management as well as reimbursements of expenses.

(3)	Numbers may not add up due to rounding.

(4)	Structuring revenue includes structuring fees and deferred structuring fees.

Ticker: WPC	13	www.wpcarey.com

W. P. CAREY & CO. LLC
Revenue Stability Analysis (Continued)(GAAP Modified)
(in thousands except per share data)

		Diluted
	Three Months Ended	Per
Revenue Type	June 30, 2006	Share	%

Rents (1)	$21,344	$0.54
Management revenue (2)	19,599	$0.50

Rents and Management Revenue (3)	40,943	$1.04	69%

Structuring revenue (4)	2,062	$0.05
Reimbursable costs (broker-dealer commissions)	15,447	$0.39
Other income	508	$0.01

Structuring Revenue & Other Income (3)	18,017	$0.46	31%

Total (3)	$58,960	$1.50	100%

Revenue Stability
Three Months Ended June 30, 2006

(1)	Rents (continuing and discontinued operations) = rental income + interest income from direct financing leases + other interest income + revenues of other business operations.

(2)	Management revenues include management and performance revenues earned from CPA® REITs under management as well as reimbursements of expenses.

(3)	Numbers may not add up due to rounding.

(4)	Structuring revenue includes structuring fees and deferred structuring fees.

Ticker: WPC	14	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Selected Financial Ratios Analysis
June 30, 2006

	For the Quarter	For the Quarter	For the Twelve Months
	Ended	Ended	Ended
	June 30, 2006	March 31, 2006	December 31, 2005
Financial Strength
Leverage
Recourse debt/Book value of equity	0.3%	1.0%	2.5%
Total debt/Total market capitalization	30.4%	28.9%	31.8%
Total debt/EBITDA	2.23	2.23	2.41
FFO/Total debt*	38.9%	29.4%	32.1%
Coverage
EBITDA/Total interest expense	6.25	6.43	6.00
Fixed charge coverage ratio	3.90	3.99	4.08
FFO/Total interest expense*	5.42	4.22	4.63

Valuation Ratios
Price/Earnings*	14.3	23.4	20.5
Price/FFO*	8.8	11.9	10.1
Price/Revenues*	4.2	5.3	5.5
Price/Book Value of Equity	1.6	1.7	1.6

Per Share Data
Earnings*	$1.76	$1.16	$1.25
FFO*	$2.88	$2.28	$2.53
Revenues*	$5.98	$5.10	$4.64
Book Value of Equity	$15.83	$15.97	$16.11

*	Quarterly ratios are based on annualized earnings, FFO & revenues.

Definitions

(1)	Recourse debt = Company level indebtedness that is not secured by a lien.

(2)	Total debt = long-term debt = recourse debt + limited recourse mortgage debt, including adjustments for joint ventures (“JV’s”).

(3)	Total market capitalization = equity market capitalization + debt capitalization.

(4)	Fixed charge coverage ratio = EBITDA/(interest expense + scheduled principal amortization + preferred dividends (if any) + adjustments for JVs).

(5)	EBITDA = net income + interest + taxes + depreciation + amortization +/- extraordinary loss (gain) + noncash charges / gains + adjustments for JVs.

(6)	Price = Closing Price as of earnings release date of August 8, 2006.

(7)	Revenues = revenue from continuing operations + revenue from discontinued operations + interest income.

Ticker: WPC	15	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Debt Summary
(pro rata basis)
June 30, 2006

	Number of	Fixed /	Original	Current	Interest	Maturity
Tenant/Lease Guarantor	Properties	Variable	Balance	Balance(11)	Rate	Date
Quebecor Printing USA (GA)	1	Fixed	$7,000,000	$6,280,291	6.82%	Aug-07
Amerisure Insurance (Michigan Mutual)	1	Fixed	9,500,000	9,656,309	8.80%	Dec-07
Billipp Portfolio	7	Variable (1)	5,000,000	5,000,005	5.92%	Dec-08
SICOR, Inc.	2	Fixed	2,777,183	1,771,424	8.13%	Jan-09
Orbital Sciences Corporation	1	Fixed	15,000,000	13,089,503	7.38%	Jun-09
America West Holdings Corporation	1	Fixed	25,000,000	16,301,348	7.23%	Aug-09
Bell South Telecommunications	1	Fixed	5,995,498	4,197,874	8.11%	Jan-10
Unisource Worldwide, Inc.	1	Fixed	7,000,000	2,562,326	9.97%	Feb-10
Hibbett Sports	1	Fixed	4,995,033	4,759,524	7.50%	Apr-10
Detroit Diesel Corporation	1	Fixed	25,000,000	9,686,353	7.96%	Jun-10
Omnicom Group, Inc.	1	Fixed	4,574,481	3,592,602	8.93%	Sep-10
EnviroWorks, Inc.	1	Fixed	3,563,292	2,899,041	10.13%	Oct-10
Federal Express Corporation	1	Fixed	18,000,000	16,932,848	7.50%	Jan-11
Autozone — Series A	12	Fixed	4,099,504	2,034,935	6.85%	Jan-11
Childtime Childcare, Inc.	12	Fixed	2,522,816	2,373,908	7.50%	Jan-11
Information Resources, Inc.	2	Fixed	8,665,800	7,945,344	7.60%	Jan-11
Cendant Operations, Inc.	1	Fixed	6,000,000	5,673,595	7.34%	Jan-11
Autozone, Inc. — Series B	19	Fixed	6,289,699	3,155,159	6.85%	Feb-11
Sprint Spectrum, LP	1	Fixed	8,753,000	8,366,611	7.64%	Aug-11
Qwest Communications, Inc.	1	Fixed	1,594,023	1,530,648	7.50%	Jun-12
Autozone — Series C	6	Fixed	2,033,191	1,187,598	6.85%	Aug-12
BE Aerospace, Inc.	3	Fixed	9,200,000	8,800,832	6.11%	Nov-12
Faurecia (AP Parts)	1	Fixed	2,675,000	2,644,672	5.16%	Nov-12
Anthony, Inc. Industry	4	Fixed	9,285,000	9,178,906	5.11%	Nov-12
Alstom & Werner	3	Fixed	10,750,000	10,646,539	5.18%	Dec-12
SAS Pantin Invest France (2)	1	Fixed	12,683,000	8,330,332	4.92%	Jul-13
Autozone — Series D	11	Fixed	4,667,621	2,940,847	6.85%	Aug-13
Aviva France (fka Tellit Assurances — SA) (2)	1	Fixed (7)	3,300,750	2,471,858	4.49%	Aug-13
Direction Regional des Affaires Sanitaires et Sociales (aka SCI Le Mail) (2)	1	Fixed	1,341,000	914,838	4.60%	Aug-13
SARL S3T (aka SAS Immo Invest) (2)	1	Variable (8)	1,429,728	1,327,371	4.56%	May-14
DSM Food Specialties (aka SAS Immo Invest) (2)	1	Variable (8)	1,728,672	1,097,825	4.56%	May-14
Carrefour France, SAS (2)	8	Fixed	26,078,798	25,947,109	5.55%	Dec-14
Lowe’s Home Improvement Warehouse (fka Eagle Hardware)	1	Fixed	9,725,000	9,725,000	4.87%	Sep-15
Bouygues Telecom, S.A. (Tours) (2)	1	Variable (9)	9,877,469	8,114,294	3.86%	Oct-15
Dr. Pepper	2	Fixed	33,950,000	33,563,283	5.13%	Nov-15
CheckFree Holdings, Inc.	1	Fixed	15,000,000	15,000,000	6.18%	Jun-16
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (2)	1	Fixed (10)	16,874,000	14,421,083	5.45%	Oct-16
Hologic, Inc.	2	Fixed	6,660,000	6,121,140	6.40%	May-23

Total Limited Recourse Debt (6)	117		$348,589,559	$290,243,178	6.37% (3)

Credit Facility (4)				$2,000,000	8.25%	May-07

Total Debt				$292,243,178	6.38% (5)

(1)	Fixed LIBO rate plus 1.25%

(2)	Debt balance calculated using an exchange rate of 1.2551 USD/EUR at June 30, 2006.

(3)	Reflects weighted average interest rate for the mortgage debt only.

(4)	Indicated interest rate is based on Libor + 110 bps and represents the weighted average on outstanding tranches at June 30, 2006. Floating rate subject to change depending on leverage ratios and debt ratings (if applicable).

(5)	Reflects weighted average interest rate for the entire portfolio including the line of credit debt.

(6)	Numbers may not add up due to rounding.

(7)	Loan resets itself to a 5 year French Franc swap rate index plus 85 bps every five years. Current term is fixed until 2008.

(8)	Euribor 3-month from 2 “Target days” (when target payment system is open) before each interest period, increased by 130 bps.

(9)	Euribor 3-month base index on last working day preceding quarterly payment plus 85 bps.

(10)	Loan resets itself to PFX 5 year index plus 85 bps every five years. Current rate is fixed until October 2006.

(11)	Loan balances may be higher than the original balance due to fair value adjustments.

Ticker: WPC	16	www.wpcarey.com

SECTION: FINANCIAL ANALYSIS
W. P. CAREY & CO. LLC
Mortgage Debt Maturity Profile
(pro rata basis)
June 30, 2006

Year	Balloon Payments (1)
2006	$—
2007	15,540,508
2008	—
2009	26,754,760
2010	6,741,951
2011	37,912,078
2012	9,023,825
2013	4,718,293
2014	17,546,788
2015	10,117,086
2016	18,376,858
2017	—
2018	—
2019	—
2020	—
2021	—
2022	—
2023	231,984

Total	$146,964,131

(1)	Balloon payments calculated using an exchange rate of 1.2551 USD/EUR at June 30, 2006 (where applicable).

Ticker: WPC	17	www.wpcarey.com

ACQUISITIONS & DISPOSITIONS

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Acquisitions Update

			Purchase			Gross
			Price	Closing		Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location	(000s)	Date	Property Type	Footage

Management Business

CPA®:16 — Global	Corinthian Laramie (1)	Laramie, WY	$26,020	January-06	Residential	200,400
CPA®:16 — Global	Utex Industries, Inc.	Houston, TX	14,730	March-06	Industrial	335,228
CPA®:15	OTC Expansion (2)	La Vista, NE	14,660	March-06	Warehouse/Manufacturing	137,000
CPA®:15, 16 — Global	OBI Group	16 locations throughout Poland	183,300	March-06	Retail	1,600,000
CPA®:16 — Global	Datastream Systems, Inc	Greenville, SC	16,308	March-06	Office	124,836
CPA®:16 — Global	Kings Super Markets, Inc.	6 locations in New Jersey	48,398	April-06	Retail	125,129
CPA®:16 — Global	Hilite International	Marktheidenfeld, Germany	24,343	May-06	Manufacturing	194,218
CPA®:16 — Global	Integrated Distribution Systems Expansion (2)	Lamlukka & Bangpa, Thailand	N/A	June-06	Manufacturing	N/A
CPA®:16 — Global	The Cheese Works Limited	Ringwood, NJ and Alameda, CA	10,521	June-06	Warehouse/Distribution	74,856
CPA®:16 — Global	Good Time Stores (Alon USA)	El Paso, TX	23,677	July-06	Warehouse	62,274
CPA®:16 — Global	International Imaging Materials (IIMAK)	Amherst, NY	15,782	August-06	Manufacturing	271,123

	Total (3)		$377,738			3,125,064

(1)	Represents a build-to-suit transaction. Gross Square Footage and Costs are estimates.

(2)	Represents a facility expansion.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	19	www.wpcarey.com

SECTION: ACQUISITIONS/DISPOSITIONS
W. P. CAREY & CO. LLC
2006 Dispositions Update

	Tenant/Lease	Property	Disposition	Sale Price
Portfolio(s)	Guarantor	Location(s)	Date	(000s)

Real Estate Business

WPC LLC	Quebecor	Olive Branch, MS	Apr-06	$7,646
WPC LLC	Winn Dixie	Bay Minette, AL	May-06	520
	Subtotal			$8,166

Management Business

CPA®:12	Rheometric	Piscataway, NJ	Feb-06	$3,850
CPA®:15	Trends	Miami, FL	Mar-06	17,980
CPA®:14	Celestica (Mayo Clinic)	Rochester, MN	May-06	36,875
CPA®:12	Remec — Spectrian (Java Drive)	Sunnyvale, CA	May-06	10,400
CPA®:15	Clear Channel	New York, NY	Jun-06	208,000
CPA®:15	UK Logic	Rotherham, UK	Jun-06	5,197
	Subtotal			$282,302

	Total			$290,469

Ticker: WPC	20	www.wpcarey.com

PORTFOLIO ANALYSIS

SECTION: PORTFOLIO ANALYSIS
W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent Contribution
June 30, 2006
Based on Ongoing Rental Income

		Percentage of Total	Percentage of
Top Ten Tenants/Lease Guarantors	Annualized Rent	Annualized Rent	Revenue(1)
Detroit Diesel Corporation	$4,634,253	5.4%	2.0%
Dr Pepper/Seven Up Bottling Group	4,598,837	5.4%	1.9%
Bouygues Telecom, S.A.	3,789,464	4.4%	1.6%
Carrefour France, S.A.	3,661,452	4.3%	1.6%
Orbital Sciences Corporation	3,022,947	3.5%	1.3%
Federal Express Corporation	2,986,085	3.5%	1.3%
The Titan Corporation	2,862,068	3.3%	1.2%
America West Holdings Corporation	2,837,889	3.3%	1.2%
CheckFree Holdings, Inc.	2,301,768	2.7%	1.0%
AutoZone, Inc.	2,216,594	2.6%	0.9%

Number of Tenants/Lease
Percentage of Total Annualized Rent	Guarantors
10.0% < rent	0
10.0% >, ≥ 7.5%	0
7.5% >, ≥ 5.0%	2
5.0% >, ≥ 2.5%	8
2.5% > rent	99

Number of Tenants/Lease
Percentage of Revenue (1)	Guarantors
10.0% < rent	0
10.0% >, ≥ 7.5%	0
7.5% >, ≥ 5.0%	0
5.0% >, ≥ 2.5%	0
2.5% > rent	109

Ticker: WPC	22	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W.P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type
June 30, 2006

Property Type	Square Footage (2)	Percent

Industrial	8,328,850	51.8%
Warehouse/Distribution	4,313,893	26.8%
Office	2,194,390	13.7%
Retail	1,011,777	6.3%
Hospitality	158,000	1.0%
Other (3)	64,825	0.4%

Total(4)	16,071,735	100.0%

Property Type	Annualized Rent (1)	Percent

Industrial	$31,548,345	36.9%
Office	30,935,421	36.2%
Warehouse/Distribution	14,389,980	16.8%
Retail	6,042,503	7.1%
Other (3)	1,450,242	1.7%
Hospitality	1,200,000	1.4%

Total (4)	$85,566,491	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties is not shown on a pro rata basis.

(3)	Reflects land used for educational purposes & unoccupied land & research.

(4)	Numbers may not add up due to rounding.

Ticker: WPC	23	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W.P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry
June 30, 2006

		Percentage of
Industry Type (1)	Annualized Rent	Rent (2)

Manufacturing	$33,664,442	39.3%
Information	12,276,400	14.3%
Wholesale Trade	10,829,565	12.7%
Retail Trade	8,663,537	10.1%
Transportation and Warehousing	7,306,375	8.5%
Professional, Scientific and Technical Services	5,933,844	6.9%
Finance and Insurance	2,660,367	3.1%
Accomodation and Food Services	1,209,000	1.4%
Public Administration	924,713	1.1%
Construction	823,077	1.0%
Health Care and Social Assistance	664,508	0.8%
Other (3)	416,647	0.5%
Educational Services	194,016	0.2%

Total (4)	$85,566,491	100.0%

(1)	Based on the North American Industry Classification System (NAICS) and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects land used for Administrative, Support, Waste Management, Remediation Services, Arts, Entertainment & Recreation, Real Estate and Rental and Leasing and Other Services.

(4)	Numbers may not add up due to rounding.

Ticker: WPC	24	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography
June 30, 2006

Region	Square Footage(2)	Percentage

Midwest	4,692,738	29.2%
South	4,556,237	28.3%
East	3,470,251	21.6%
West	2,323,862	14.5%
Europe	1,028,647	6.4%

Total	16,071,735	100.0%

Region	Annualized Rent(1)	Percentage

South	$26,134,752	30.5%
West	19,837,219	23.2%
Midwest	16,291,525	19.0%
East	13,225,265	15.5%
Europe	10,077,730	11.8%

Total (3)	$85,566,491	100.0%

(1)	Rents reflect current annualized rents on a pro rata basis.

(2)	Square footage for jointly owned properties shown on a pro rata basis.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	25	www.wpcarey.com

SECTION: PORTFOLIO ANALYSIS
W.P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis
June 30, 2006

Year of	Number of	Annualized	Percentage of Total	Average Years to
Lease Expiration	Leases	Rents (1)	Annualized Rents	Maturity

2006 (2)	25	2,640,630	3.1%	0.50
2007	18	7,518,120	8.8%	1.50
2008	13	6,846,194	8.0%	2.50
2009	14	11,992,058	14.0%	3.50
2010	18	10,414,921	12.2%	4.50
2011	9	10,315,430	12.1%	5.50
2012	5	5,460,012	6.4%	6.50
2013	5	3,221,558	3.8%	7.50
2014	4	9,096,285	10.6%	8.50
2015	3	3,345,215	3.9%	9.50
2016	2	1,301,511	1.5%	10.50
2017	1	1,485,809	1.7%	11.50
2018	2	3,105,709	3.6%	12.50
2019	1	2,716,648	3.2%	13.50
2020	1	4,634,253	5.4%	14.50
2021	—	—	0.0%	15.50
2022	2	1,472,138	1.7%	16.50

Total (3)	123	$85,566,491	100%

Weighted Average Years to Maturity:	6.33

(1)	Month to month properties are counted in current year’s revenue stream.

(2)	2006 lease expirations include Broomfield tenants counted as separate leases.

(3)	Numbers may not add up due to rounding.

Ticker: WPC	26	www.wpcarey.com

EXHIBITS (1)
(1) Sources for Exhibits A, B, C and D include a) June 30, 2006 Form 10-Q b) March 31, 2006
Form 10-Q c) December 31, 2005 Form 10-K d) Company Press Releases

EXHIBIT A
W.P. CAREY & CO. LLC
Consolidated Balance Sheets
 (in thousands except share amounts)

	The Company	The Company	The Company
	Consolidated as of	Consolidated as of	Consolidated as of
	June 30, 2006	March 31, 2006	December 31, 2005

ASSETS:
Real estate, net	$489,591	$492,859	$454,478
Net investment in direct financing leases	117,250	118,995	131,975
Equity Investments	140,286	133,822	134,567
Operating real estate, net	7,657	7,761	7,865
Assets held for sale	16,064	24,870	18,815
Cash and cash equivalents	15,593	14,833	13,014
Due from affiliates	78,939	76,417	82,933
Goodwill	63,607	63,607	63,607
Intangible assets, net	35,821	38,250	40,700
Other assets, net	33,114	28,661	35,308

Total assets	$997,922	$1,000,075	$983,262

LIABILITIES AND MEMBERS’ EQUITY:
Liabilities:
Mortgage notes payable	$253,897	$245,523	$226,701
Mortgage notes payable on assets held for sale	—	4,373	4,412
Credit facility	2,000	6,000	15,000
Accrued interest	1,696	1,647	2,036
Distributions payable	17,234	17,073	16,963
Due to affiliates	1,069	1,035	2,994
Deferred revenue	29,787	26,544	23,085
Accounts payable and accrued expense	25,679	18,690	23,002
Prepaid and deferred rental income and security deposits	4,905	6,553	4,414
Accrued income taxes	483	6,305	634
Deferred income taxes, net	38,787	37,860	39,908
Other liabilities	12,647	13,147	12,956

Total Liabilities	388,184	384,750	372,105

Minority interest in consolidated entities	7,443	12,049	3,689

Commitments and contingencies
Members’ Equity:
Listed shares, no par value; 38,054,358; 37,778,129; and 37,706,247 shares issued and outstanding, respectively	740,247	736,803	740,593
Distributions in excess of accumulated earnings	(137,436)	(137,188)	(131,178)
Unearned compensation	—	—	(5,119)
Accumulated other comprehensive income	(516)	3,661	3,172

Total members’ equity	602,295	603,276	607,468

Total liabilities and members’ equity	$997,922	$1,000,075	$983,262

Ticker: WPC	www.wpcarey.com

EXHIBIT B
W. P. CAREY & CO. LLC
Consolidated Statements of Income
(in thousands, except share and per share amounts)

	For the Six	For the Quarter	For the Quarter	For the Year
	Months Ended	Ended	Ended	Ended
	June 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
REVENUES:
Asset management income	$29,114	$14,752	$17,360	$62,294
Structuring revenue	12,354	2,462	9,892	28,197
Reimbursed costs from affiliates	22,892	19,894	—	—
Rental Income	29,797	14,975	14,822	52,386
Interest income from direct financing leases	6,848	3,427	3,421	17,149
Other operating income	952	432	528	6,592
Revenues of other business operations	3,580	1,717	1,863	7,499

	105,537	57,659	47,886	174,117

OPERATING EXPENSES:
General and administrative	(21,029)	(9,871)	(14,156)	(55,184)
Reimbursable costs	(22,892)	(19,894)	—	—
Depreciation	(7,277)	(3,658)	(3,645)	(11,939)
Amortization	(4,562)	(2,278)	(2,284)	(8,813)
Property expenses	(3,203)	(1,442)	(1,837)	(7,396)
Impairment charges	—	—	—	(15,154)
Operating expenses of other business operations	(3,033)	(1,466)	(1,567)	(6,327)

	(61,996)	(38,609)	(23,489)	(104,813)

OTHER INCOME AND EXPENSES:
Other interest income	1,533	806	727	3,511
Income from equity investments	2,794	1,244	1,550	5,182
Minority interest in (income) loss	(608)	254	(862)	(264)
Gain on foreign currency transactions and other gains, net	5,478	5,228	250	1,305
Interest expense	(8,929)	(4,541)	(4,388)	(16,787)

	268	2,991	(2,723)	(7,053)

Income from continuing operations before income taxes	43,809	22,041	21,674	62,251
Provision for income taxes	(10,720)	(3,998)	(6,722)	(19,390)

Income from continuing operations	33,089	18,043	14,952	42,861

DISCONTINUED OPERATIONS:
(Loss) income from operations of discontinued properties	(1,363)	(739)	(530)	1,885
Gain on sale of real estate	—	—	—	10,474
Impairment charges on assets held for sale	(3,357)	—	(3,357)	(6,616)

Loss from discontinued operations	(4,720)	(739)	(3,887)	5,743

NET INCOME	$28,369	$17,304	$11,065	$48,604

BASIC EARNINGS PER SHARE:
Income from continuing operations	$0.88	$0.48	$0.40	$1.14
(Loss) income from discontinued operations	(0.13)	(0.02)	(0.10)	0.15

Net Income	$0.75	$0.46	$0.30	$1.29

DILUTED EARNINGS PER SHARE:
Income from continuing operations	$0.85	$0.46	$0.39	$1.10
(Loss) income from discontinued operations	(0.12)	(0.02)	(0.10)	0.15

Net Income	$0.73	$0.44	$0.29	$1.25

DIVIDENDS DECLARED PER SHARE:	$0.906	$0.454	$0.452	$1.79

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	37,802,340	37,876,079	37,727,782	37,688,835

Diluted	38,794,914	39,346,537	38,627,267	39,020,801

Ticker: WPC	www.wpcarey.com

EXHIBIT C
W. P. CAREY & CO. LLC
Consolidated Statements of Cash Flows
(in thousands)

	For the Six	For the Quarter	For the Year
	Months Ended	Ended	Ended
	June 30, 2006	March 31, 2006	December 31, 2005
Cash flows from operating activities:
Net income	$28,369	$11,065	$48,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	12,625	6,136	21,623
Income from equity investments in excess of distributions received	(202)	(247)	479
Gain on sale of real estate and investments	(4,800)	—	(10,570)
Minority interest in income	608	862	264
Recognition of deferred gain on completion of development project	—	—	(2,000)
Straight-line rent adjustments	1,612	732	3,776
Management income received in shares of affiliates	(15,816)	(7,892)	(31,858)
Costs paid by issuance of shares	—	—	201
Unrealized (gain) loss on foreign currency transactions and warrants	(577)	(165)	779
Impairment charges	3,348	3,357	21,770
Deferred income taxes	(1,121)	(2,048)	1,549
Realized (gain) loss on foreign currency transaction	(102)	(85)	19
(Decrease) increase in accrued income taxes	(151)	5,671	(3,274)
Decrease in prepaid taxes	1,279	706	—
Tax charge — share incentive plans	—	—	604
Excess tax benefits associated with stock based compensation awards	1,639	719	—
Increase in structuring revenue receivable	(3,039)	(3,039)	(5,304)
Deferred acquisition fees received	12,543	12,543	8,961
Amortization of unearned compensation	—	—	3,936
Net changes in other operating assets and liabilities	(650)	(2,968)	(6,852)

Net cash provided by operating activities	35,565	25,347	52,707

Cash flows from investing activities:
Distributions received from equity investments in excess of equity income	3,106	1,400	6,164
Capital expenditures	(3,874)	(674)	(2,975)
Payment of deferred acquisition revenue to an affiliate	(524)	(524)	(524)
Purchase of investment	(150)	—	(465)
Loan to affiliate	(84,000)	—	—
Proceeds from repayment of loan to affiliate	84,000	—	—
Proceeds from sales of property and investments	22,471	—	45,542
Funds placed in escrow in connection with the sale of property and investments	(9,163)	—	—

Net cash provided by investing activities	11,866	202	47,742

Cash flows from financing activities:
Distributions paid	(34,356)	(16,965)	(67,004)
Contributions from minority interests	1,161	506	1,539
Distributions to minority interests	(5,075)	(136)	(355)
Scheduled payments of mortgage principal	(5,705)	(2,916)	(9,229)
Proceeds from mortgages and credit facility	55,000	10,000	121,764
Prepayments of mortgages principal and credit facility	(62,971)	(19,000)	(151,893)
Release of funds from escrow in connection with the financing of properties	4,031	4,031	—
Payment of financing costs	(472)	(217)	(797)
Proceeds from issuance of shares	3,652	1,323	4,400
Excess tax benefits associated with stock based compensation awards	271	77	—
Retirement of shares	(482)	(482)	(2,206)

Net cash used in financing activities:	(44,946)	(23,779)	(103,781)

Effect of exchange rate changes on cash	94	49	(369)

Net increase (decrease) in cash and cash equivalents	2,579	1,819	(3,701)
Cash and cash equivalents, beginning of period	13,014	13,014	16,715

Cash and cash equivalents, end of period	$15,593	$14,833	$13,014

Ticker: WPC	www.wpcarey.com

EXHIBIT D
W. P. CAREY & CO. LLC
Quarterly Reconciliation of Net Income to Funds from Operations
(in thousands, except share and per share amounts)

	For the Quarter	For the Quarter	For the Quarter	For the Quarter
	Ended	Ended	Ended	Ended
	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
Net income	$17,304	$11,065	$11,488	$14,328
Gain on sale of real estate, net	—	—	(3,355)	—
FFO of equity investees in excess of equity income	3,175	2,825	2,833	2,690
Depreciation, amortization, deferred taxes and other non-cash charges	7,270	4,125	6,396	7,957
FFO applicable to minority investees in excess of minority income	(181)	(237)	(183)	(193)
Straight-line rents	866	691	1,119	824
Impairment charges	—	3,357	5,949	—

Funds From Operations (FFO)	$28,434	$21,826	$24,247	$25,606

Weighted Average Listed Shares Outstanding
Basic	37,670,305	37,727,782	37,762,361	37,727,008
Diluted	39,346,537	38,627,267	38,674,396	38,948,980
FFO per Share
Basic	$0.75	$0.58	$0.64	$0.68
Diluted	$0.72	$0.57	$0.63	$0.66

Ticker: WPC	www.wpcarey.com

EXHIBIT E
W. P. CAREY & CO. LLC
Detailed Property Summary
June 30, 2006

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Detroit Diesel Corporation	Detroit, MI	Industrial	Manufacturing	Midwest	2,730,750	4,634,253	5.42%	PPI	June-20	June-30
u
Detroit Diesel Corporation Total					2,730,750	4,634,253	5.42%

Dr Pepper/Seven Up Bottling Group	Irving, TX	Industrial	Manufacturing	South	459,497	2,789,653	3.26%	CPI	June-14	June-14
Dr Pepper/Seven Up Bottling Group	Houston, TX	Industrial	Manufacturing	South	262,450	1,809,184	2.11%	CPI	June-14	June-14

Dr Pepper/Seven Up Bottling Group Total					721,947	4,598,837	5.37%

Bouygues Telecom, S.A.(1)	Tours, France	Office	Information	Europe	102,237	1,405,464	1.64%	INSEE (2)	September-09	September-12
Bouygues Telecom, S.A.(3)	Illkirch-Graffenstaden, France	Office	Information	Europe	80,729	2,384,000	2.79%	INSEE (2)	December-08	July-13

Bouygues Telecom, S.A. Total					182,966	3,789,464	4.43%

Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	62,349	382,867	0.45%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	1,276	7,838	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Lens, France	Warehouse/Distribution	Retail Trade	Europe	2,136	13,117	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	66,285	336,072	0.39%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	1,255	6,361	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	293	1,485	0.00%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Nimes, France	Warehouse/Distribution	Retail Trade	Europe	87,334	504,143	0.59%	INSEE (2)	November-12	November-12
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	85,602	485,758	0.57%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	29,617	168,067	0.20%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	3,696	20,972	0.02%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Colomiers, France	Warehouse/Distribution	Retail Trade	Europe	1,424	8,081	0.01%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	53,032	241,720	0.28%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Thuit Hebert, France	Warehouse/Distribution	Retail Trade	Europe	33,638	153,320	0.18%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	49,736	314,182	0.37%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Crepy en Valois, France	Warehouse/Distribution	Retail Trade	Europe	74,846	472,801	0.55%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Ploufragen, France	Warehouse/Distribution	Retail Trade	Europe	60,221	293,027	0.34%	INSEE (2)	December-11	December-11
Carrefour France, SAS (4)	Cholet, France	Warehouse/Distribution	Retail Trade	Europe	48,760	251,641	0.29%	INSEE (2)	December-11	December-11

Carrefour France, SAS (4) Total					661,500	3,661,452	4.28%

Orbital Sciences Corporation	Chandler, AZ	Industrial	Manufacturing	West	335,307	3,022,947	3.53%	CPI	September-09	September-29

Orbital Sciences Corporation Total					335,307	3,022,947	3.53%

Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	Collierville, TN	Office	Transportation and Warehousing	South	39,038	679,162	0.79%	CPI	August-19	August-39
Federal Express Corporation (5)	College Station, TX	Warehouse/Distribution	Transportation and Warehousing	South	12,080	68,400	0.08%	Stated	April-07	January-09
Federal Express Corporation (5)	Corpus Christi, TX	Warehouse/Distribution	Transportation and Warehousing	South	30,212	201,037	0.23%	Stated	May-07	May-12

Federal Express Corporation (5) Total					198,444	2,986,085	3.49%

Titan Corporation, The	San Diego, CA	Office	Manufacturing	West	166,403	2,862,068	3.34%	CPI	July-12	July-17

Titan Corporation, The Total					166,403	2,862,068	3.34%

America West Holdings Corporation (6)	Tempe, AZ	Office	Transportation and Warehousing	West	167,913	2,837,889	3.32%	CPI	April-14	November-29

America West Holdings Corporation (6) Total					167,913	2,837,889	3.32%

CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	50,063	899,886	1.05%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	34,150	763,523	0.89%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	26,125	575,991	0.67%	CPI	December-15	December-30
CheckFree Holdings, Inc. (7)	Norcross, GA	Office	Information	South	1	62,368	0.07%	CPI	December-15	December-30

CheckFree Holdings, Inc. (7) Total					110,339	2,301,768	2.69%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	Decatur, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Bessemer, AL	Retail	Retail Trade	South	5,400	32,158	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Phenix City, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Mobile, AL	Retail	Retail Trade	South	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Chickasaw, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Montgomery, AL	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Panama City, FL	Retail	Retail Trade	South	5,401	35,345	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,000	34,867	0.04%	% Sales	August-12	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	47,772	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Jacksonville, FL	Retail	Retail Trade	South	5,400	54,379	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Columbus, GA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Albany, GA	Retail	Retail Trade	South	5,400	43,262	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Brunswick, GA	Retail	Retail Trade	South	5,400	39,854	0.05%	% Sales	August-13	August-37
AutoZone, Inc.	Augusta, GA	Retail	Retail Trade	South	5,400	34,138	0.04%	% Sales	August-13	August-37
AutoZone, Inc.	Macon, GA	Retail	Retail Trade	South	5,400	49,503	0.06%	% Sales	August-13	August-37
AutoZone, Inc.	Collinsville, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Alton, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Wood River, IL	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Belleville, IL	Retail	Retail Trade	Midwest	5,400	44,620	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	West Monroe, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,400	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Lake Charles, LA	Retail	Retail Trade	South	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	6,600	21,567	0.03%	% Sales	March-09	March-14
AutoZone, Inc.	Baton Rouge, LA	Retail	Retail Trade	South	5,401	23,124	0.03%	% Sales	April-09	April-09
AutoZone, Inc.	Hammond, LA	Retail	Retail Trade	South	6,480	40,121	0.05%	% Sales	August-12	August-37
AutoZone, Inc.	Maplewood, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	Overland, MO	Retail	Retail Trade	Midwest	6,480	43,414	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Louis, MO	Retail	Retail Trade	Midwest	5,400	36,178	0.04%	% Sales	February-11	February-26
AutoZone, Inc.	Breckenridge, MO	Retail	Retail Trade	Midwest	5,400	44,151	0.05%	% Sales	February-11	February-26
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	5,400	48,957	0.06%	% Sales	August-12	August-37
AutoZone, Inc.	St. Peters, MO	Retail	Retail Trade	Midwest	6,660	48,718	0.06%	% Sales	August-12	August-37
AutoZone, Inc.	Gastonia, NC	Retail	Retail Trade	East	5,400	52,149	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Charlotte, NC	Retail	Retail Trade	East	5,400	42,283	0.05%	% Sales	January-11	January-26
AutoZone, Inc.	Statesville, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Lenoir, NC	Retail	Retail Trade	East	5,400	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Shelby, NC	Retail	Retail Trade	East	6,660	30,807	0.04%	% Sales	August-12	August-38
AutoZone, Inc.	Kannapolis, NC	Retail	Retail Trade	East	6,408	24,069	0.03%	% Sales	October-10	March-35
AutoZone, Inc.	Morgantown, NC	Retail	Retail Trade	East	5,400	19,451	0.02%	% Sales	October-10	March-35
AutoZone, Inc.	Albuquerque, NM	Retail	Retail Trade	West	5,400	54,642	0.06%	% Sales	August-13	March-35
AutoZone, Inc.	Farmington, NM	Retail	Retail Trade	West	5,400	41,479	0.05%	% Sales	August-13	August-13
AutoZone, Inc.	Lexington, SC	Retail	Retail Trade	East	5,400	50,079	0.06%	% Sales	August-13	June-08
AutoZone, Inc.	East Ridge, TN	Retail	Retail Trade	South	6,480	20,602	0.02%	% Sales	October-08	October-13
AutoZone, Inc.	Knoxville, TN	Retail	Retail Trade	South	6,660	23,008	0.03%	% Sales	May-09	May-09
AutoZone, Inc.	Austin, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Waco, TX	Retail	Retail Trade	South	4,800	37,585	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,600	51,679	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Corpus Christi, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	Victoria, TX	Retail	Retail Trade	South	6,480	50,739	0.06%	% Sales	January-11	January-26
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	42,283	0.05%	% Sales	January-11	January-26
AutoZone, Inc.	Nederland, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	West Orange, TX	Retail	Retail Trade	South	4,000	31,321	0.04%	% Sales	January-11	January-26
AutoZone, Inc.	Houston, TX	Retail	Retail Trade	South	5,400	53,488	0.06%	% Sales	August-13	August-38
AutoZone, Inc.	San Antonio, TX	Retail	Retail Trade	South	5,400	55,795	0.07%	% Sales	August-13	August-38

AutoZone, Inc. Total					302,230	2,216,594	2.59%

Quebecor Printing USA	Doraville, GA	Industrial	Manufacturing	South	432,559	1,940,625	2.27%	CPI	December-09	December-34

Quebecor Printing USA Total					432,559	1,940,625	2.27%

Lucent Technologies, Inc.	Charlotte, NC	Industrial	Wholesale Trade	East	568,670	1,918,333	2.24%	None	March-07	March-20

Lucent Technologies, Inc. Total					568,670	1,918,333	2.24%

Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	30,797	683,141	0.80%	CPI	October-13	October-23
Information Resources, Inc. (8)	Chicago, IL	Office	Professional, Scientific and Technical Services	Midwest	53,195	1,179,801	1.38%	CPI	October-13	October-23

Information Resources, Inc. (8) Total					83,992	1,862,942	2.18%

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Glendora, CA	Office	Manufacturing	West	25,000	489,246	0.57%	CPI	December-18	December-43
Sybron Dental Specialties, Inc. (Apogent Technologies, Inc)	Romulus, MI	Industrial	Manufacturing	Midwest	220,000	1,281,052	1.50%	CPI	December-18	December-43

Sybron Dental Specialties, Inc. (Apogent Technologies, Inc) Total					245,000	1,770,298	2.07%

Unisource Worldwide, Inc.	Anchorage, AK	Warehouse/Distribution	Wholesale Trade	West	44,712	344,803	0.40%	Stated	December-09	December-29
Unisource Worldwide, Inc.	Commerce, CA	Warehouse/Distribution	Wholesale Trade	West	411,561	1,422,080	1.66%	Stated	April-10	April-30

Unisource Worldwide, Inc. Total					456,273	1,766,883	2.06%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	309,030	1,015,205	1.19%	CPI	June-08	June-28
Brodart Company	Williamsport, PA	Industrial	Wholesale Trade	East	212,210	705,481	0.82%	CPI	June-08	June-28

Brodart Company Total					521,240	1,720,686	2.01%

Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	260,160	1,192,284	1.39%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	109,377	501,237	0.59%	CPI	March-10	March-35
Fiskars, Inc. (aka enviroWorks)	Apopka, FL	Industrial	Manufacturing	South	5,292	24,220	0.03%	CPI	March-10	March-35

Fiskars, Inc. (aka enviroWorks) Total					374,829	1,717,741	2.01%

SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	35,951	835,705	0.98%	CPI	July-09	July-49
SICOR, Inc.	San Diego, CA	Office	Manufacturing	West	36,205	835,705	0.98%	CPI	July-09	July-49

SICOR, Inc. Total					72,156	1,671,410	1.95%

CSS Industries, Inc. (Cleo, Inc)	Memphis, TN	Warehouse/Distribution	Accomodation and Food Services	South	1,006,170	1,570,000	1.83%	CPI	December-10	December-15

CSS Industries, Inc. (Cleo, Inc) Total					1,006,170	1,570,000	1.83%

BE Aerospace, Inc.	Lenexa, KA	Office	Manufacturing	Midwest	130,094	617,799	0.72%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	90,800	248,458	0.29%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	74,026	202,553	0.24%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	50,200	137,364	0.16%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Office	Manufacturing	East	43,788	119,813	0.14%	Stated	September-17	September-37
BE Aerospace, Inc.	Winston-Salem, NC	Industrial	Manufacturing	East	15,402	42,146	0.05%	Stated	September-17	September-37
BE Aerospace, Inc.	Dallas, TX	Office	Manufacturing	South	22,680	117,676	0.14%	Stated	September-17	September-37

BE Aerospace, Inc. Total					426,990	1,485,809	1.74%

Sprint Spectrum, L.P.	Rio Rancho, NM	Office	Information	West	94,730	1,424,561	1.66%	None	May-11	May-21

Sprint Spectrum, L.P. Total					94,730	1,424,561	1.66%

Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	67,160	729,195	0.85%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	22,557	246,235	0.29%	None	December-07	December-28
Amerisure Mutual Insurance Co.	Charleston, SC	Office	Finance and Insurance	East	38,037	406,826	0.48%	None	December-07	December-28

Amerisure Mutual Insurance Co. Total					127,754	1,382,256	1.62%

BellSouth Telecommunications	Lafayette, LA	Office	Information	South	66,846	1,351,150	1.58%	Stated	December-09	December-39

BellSouth Telecommunications Total					66,846	1,351,150	1.58%

Lowe’s Home Improvement Warehouse	Bellevue, WA	Retail	Wholesale Trade	West	143,352	1,335,411	1.56%	CPI & % Sales	August-18	August-18

Lowe’s Home Improvement Warehouse Total					143,352	1,335,411	1.56%

AT&T Corporation	Bridgeton, MO	Industrial	Information	Midwest	85,510	1,257,410	1.47%	Stated	September-11	September-21

AT&T Corporation Total					85,510	1,257,410	1.47%

Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	92,595	292,781	0.34%	Stated	July-06	July-08
Swat-Fame, Inc. (City of Industry, CA)	City of Industry, CA	Industrial	Manufacturing	West	233,205	949,663	1.11%	CPI	December-10	December-20

Swat-Fame, Inc. (City of Industry, CA) Total					325,800	1,242,444	1.45%

United States Postal Service (Bloomington, IL)	Bloomingdale, IL	Office	Transportation and Warehousing	Midwest	60,000	1,233,000	1.44%	Stated	April-11	April-11

United States Postal Service (Bloomington, IL) Total					60,000	1,233,000	1.44%

Livho Inc.	Livonia, MI	Hospitality	Accomodation and Food Services	Midwest	158,000	1,200,000	1.40%	Stated	January-07	January-08

Livho Inc. Total					158,000	1,200,000	1.40%

Hologic, Inc. (9)	Danbury, CT	Industrial	Manufacturing	East	22,335	210,526	0.25%	CPI	August-22	August-42
Hologic, Inc. (9)	Bedford, MA	Industrial	Manufacturing	East	74,520	925,612	1.08%	CPI	August-22	August-42

Hologic, Inc. (9) Total					96,855	1,136,138	1.33%

Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	7,220	43,127	0.05%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	40,285	240,527	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	39,920	238,343	0.28%	CPI/Market	May-12	May-12
Anthony’s Manufacturing Company, Inc.	San Fernando, CA	Industrial	Wholesale Trade	West	95,420	569,819	0.67%	CPI/Market	May-12	May-12

Anthony’s Manufacturing Company, Inc. Total					182,845	1,091,816	1.28%

Omnicom Group, Inc.	Venice, CA	Office	Professional, Scientific and Technical Services	West	77,719	1,082,685	1.27%	Stated	September-10	September-30

Omnicom Group, Inc. Total					77,719	1,082,685	1.27%

Lockheed Martin Corporation	King of Prussia, PA	Office	Professional, Scientific and Technical Services	East	88,578	797,202	0.93%	Stated	July-08	July-08
Lockheed Martin Corporation	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	30,176	241,416	0.28%	Stated	December-07	December-07

Lockheed Martin Corporation Total					118,754	1,038,618	1.21%

Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	409,600	762,048	0.89%	CPI	July-15	July-21
Werner Co.	Erlanger, KY	Warehouse/Distribution	Manufacturing	East	162,604	274,365	0.32%	CPI	July-15	July-21

Werner Co. Total					572,204	1,036,413	1.21%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

United Stationers Supply Company	New Orleans, LA	Warehouse/Distribution	Wholesale Trade	South	59,000	366,539	0.43%	CPI	March-10	March-30
United Stationers Supply Company	Memphis, TN	Warehouse/Distribution	Wholesale Trade	South	75,000	317,385	0.37%	CPI	March-10	March-30
United Stationers Supply Company	San Antonio, TX	Warehouse/Distribution	Wholesale Trade	South	63,098	350,913	0.41%	CPI	March-10	March-30

United Stationers Supply Company Total					197,098	1,034,837	1.21%

United Space Alliance LLC	Webster, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	88,200	505,020	0.59%	Stated	September-06	September-16
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	38,150	381,500	0.45%	Stated	April-06	April-11
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	7,151	71,508	0.08%	None	April-06	April-11
United Space Alliance LLC	Houston, TX	Industrial	Professional, Scientific and Technical Services	South	6,104	61,040	0.07%	Stated	April-06	April-11

United Space Alliance LLC Total					139,605	1,019,068	1.19%

GATX Logistics, Inc. (aka Sears logistics services)	Jacksonville, FL	Warehouse/Distribution	Wholesale Trade	South	240,000	969,946	1.13%	None	September-07	September-07

GATX Logistics, Inc. (aka Sears logistics services) Total					240,000	969,946	1.13%

Wal-Mart Stores, Inc.	West Mifflin, PA	Retail	Retail Trade	East	121,053	950,905	1.11%	CPI	January-07	January-37

Wal-Mart Stores, Inc. Total					121,053	950,905	1.11%

Pre Finish Metals, Inc.	Walbridge, OH	Industrial	Manufacturing	Midwest	313,704	892,091	1.04%	CPI	June-08	June-28

Pre Finish Metals, Inc. Total					313,704	892,091	1.04%

NVR L.P. (aka NV Ryan, Inc.)	Thurmont, MD	Industrial	Construction	East	150,468	687,992	0.80%	CPI	March-14	March-30
NVR L.P. (aka NV Ryan, Inc.)	Farmington, NY	Industrial	Construction	East	29,273	132,805	0.16%	CPI	March-14	March-30

NVR L.P. (aka NV Ryan, Inc.) Total					179,741	820,797	0.96%

Hibbett Sporting Goods, Inc.	Birmingham, AL	Warehouse/Distribution	Retail Trade	South	219,312	819,935	0.96%	CPI	December-14	December-29

Hibbett Sporting Goods, Inc. Total					219,312	819,935	0.96%

AMS Holding Group (Vertafore, Inc.)	College Station, TX	Office	Information	South	52,552	765,101	0.89%	None	December-09	December-15

AMS Holding Group (Vertafore, Inc.) Total					52,552	765,101	0.89%

Powerware Corporation (aka Exide Electronics Corp.)	Raleigh, NC	Office	Manufacturing	East	27,770	730,215	0.85%	CPI	July-06	July-06

Powerware Corporation (aka Exide Electronics Corp.) Total					27,770	730,215	0.85%

BellSouth Entertainment, Inc.	Ft. Lauderdale, FL	Warehouse/Distribution	Information	South	80,450	576,372	0.67%	None	June-09	June-19

BellSouth Entertainment, Inc. Total					80,450	576,372	0.67%

Western Union Financial Services, Inc.	Bridgeton, MO	Office	Finance and Insurance	Midwest	78,080	573,221	0.67%	Stated	November-16	November-26

Western Union Financial Services, Inc. Total					78,080	573,221	0.67%

Deloro Stellite (DS) Group Ltd. Total	Goshen, IN	Industrial	Manufacturing	Midwest	52,000	563,715	0.66%	CPI	February-10	February-35

Deloro Stellite (DS) Group Ltd. Total					52,000	563,715	0.66%

Yale Security, Inc.	Lemont, IL	Industrial	Manufacturing	Midwest	113,133	519,000	0.61%	Stated	March-11	March-11

Yale Security, Inc. Total					113,133	519,000	0.61%

Aviva France (fka Tellit Assurances — Sun Alliance) (3)	Rouen, France	Office	Finance and Insurance	Europe	27,593	517,043	0.60%	INSEE (2)	September-10	September-10

Aviva France (fka Tellit Assurances — Sun Alliance) (3) Total					27,593	517,043	0.60%

Childtime Childcare, Inc. (10)	Chandler, AZ	Other Properties	Health Care and Social Assistance	West	2,026	35,254	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tucson, AZ	Other Properties	Health Care and Social Assistance	West	2,165	36,751	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Alhambra, CA	Other Properties	Health Care and Social Assistance	West	2,262	53,011	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Chino, CA	Other Properties	Health Care and Social Assistance	West	2,166	46,300	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Garden Grove, CA	Other Properties	Health Care and Social Assistance	West	2,848	45,526	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Tustin, CA	Other Properties	Health Care and Social Assistance	West	2,264	52,598	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,472	26,376	0.03%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Sterling Heights, MI	Other Properties	Health Care and Social Assistance	Midwest	2,311	47,797	0.06%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Westland, MI	Other Properties	Health Care and Social Assistance	Midwest	2,787	34,583	0.04%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Carrollton, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Duncanville, TX	Other Properties	Health Care and Social Assistance	South	2,438	45,991	0.05%	CPI	January-16	January-41
Childtime Childcare, Inc. (10)	Lewisville, TX	Other Properties	Health Care and Social Assistance	South	2,440	45,991	0.05%	CPI	January-16	January-41

Childtime Childcare, Inc. (10) Total					28,617	516,169	0.60%

ALCOA Inc	Salisbury, NC	Warehouse/Distribution	Manufacturing	East	200,000	471,082	0.55%	CPI	June-10	June-20

ALCOA Inc Total					200,000	471,082	0.55%

Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	35,784	85,882	0.10%	CPI	March-07	March-37
Affiliated Foods Southwest, Inc.	Hope, AR	Retail	Wholesale Trade	South	21,932	34,745	0.04%	CPI	March-12	March-22
Affiliated Foods Southwest, Inc.	Little Rock, AR	Retail	Wholesale Trade	South	64,358	295,611	0.35%	None	January-09	January-24

Affiliated Foods Southwest, Inc. Total					122,074	416,238	0.49%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Laboratoires Nycomed Amersham (3)	Pantin, France	Office	Manufacturing	Europe	15,404	402,783	0.47%	INSEE (2)	January-10	June-15

Laboratoires Nycomed Amersham (3) Total					15,404	402,783	0.47%

Kmart Corporation	Citrus Heights, CA	Retail	Retail Trade	West	89,760	180,000	0.21%	None	May-11	May-26
Kmart Corporation	Drayton Plains, MI	Retail	Retail Trade	Midwest	103,018	210,000	0.25%	None	March-11	March-26

Kmart Corporation Total					192,778	390,000	0.46%

Alstom Power Inc.	Erlanger, KY	Warehouse/Distribution	Professional, Scientific and Technical Services	East	197,400	371,220	0.43%	Stated	May-13	May-13

Alstom Power Inc. Total					197,400	371,220	0.43%

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Construction	South	34,300	296,352	0.35%	Stated	December-11	December-14
Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.)	Beaumont, TX	Office	Construction	South	8,580	74,217	0.09%	Stated	December-11	December-14

Industrial Data Systems Corp. (aka Petrocon Engineering, Inc.) Total					42,880	370,569	0.43%

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.)	Toledo, OH	Industrial	Manufacturing	Midwest	61,000	336,000	0.39%	CPI	November-22	November-22

Faurecia Exhaust Systems, Inc. (fka AP Parts Manufacturing, Co.) Total					61,000	336,000	0.39%

Pioneer Credit Recovery, Inc.	Moorestown, NJ	Office	Administrative and Support and Waste Management and Remediation Services	East	30,000	330,000	0.39%	Fixed	April-12	April-18

Pioneer Credit Recovery, Inc. Total					30,000	330,000	0.39%

Roof Center, Inc., The	Manassas, VA	Industrial	Wholesale Trade	East	60,446	280,901	0.33%	Stated	July-09	July-09

Roof Center, Inc., The Total					60,446	280,901	0.33%

SARL S3T (11)	Loire, France	Office	Information	Europe	55,594	278,394	0.33%	INSEE (2)	May-08	May-08

SARL S3T (11) Total					55,594	278,394	0.33%

Winn-Dixie, Inc.	Montgomery, AL	Retail	Retail Trade	South	32,690	138,933	0.16%	% Sales	March-08	March-38
Winn-Dixie, Inc.	Brewton, AL	Retail	Retail Trade	South	30,625	134,500	0.16%	% Sales	October-10	October-30

Winn-Dixie, Inc. Total					63,315	273,433	0.32%

US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	2,900	175,735	0.21%	None	February-07	February-17
US WEST Communications, Inc. (Qwest Communications)	Scottsdale, AZ	Industrial	Information	West	1,560	94,535	0.11%	None	February-07	February-17

US WEST Communications, Inc. (Qwest Communications) Total					4,460	270,270	0.32%

Direction Regional des Affaires Sanitaires et Sociales (3)	Rouen, France	Office	Public Administration	Europe	19,214	266,342	0.31%	INSEE (2)	March-06	March-06

Direction Regional des Affaires Sanitaires et Sociales (3) Total					19,214	266,342	0.31%

Honeywell, Inc.	Houston, TX	Office	Manufacturing	South	1	36,000	0.04%	Stated	September-10	September-10
Honeywell, Inc.	Houston, TX	Warehouse/Distribution	Manufacturing	South	32,320	228,828	0.27%	Stated	September-10	September-10

Honeywell, Inc. Total					32,321	264,828	0.31%

Northern Tube, Inc.	Pinconning, MI	Industrial	Manufacturing	Midwest	220,588	254,538	0.30%	CPI	July-13	December-22

Northern Tube, Inc. Total					220,588	254,538	0.30%

DSM Food Specialties (11)	Phalemphin, France	Office	Wholesale Trade	Europe	29,870	253,209	0.30%	INSEE (2)	May-08	May-08

DSM Food Specialties (11) Total					29,870	253,209	0.30%

Penberthy Products, Inc.	Prophetstown, IL	Industrial	Manufacturing	Midwest	161,878	237,486	0.28%	CPI	April-11	April-26

Penberthy Products, Inc. Total					161,878	237,486	0.28%

Department de Seine St. Denis (3)	Pantin, France	Office	Public Administration	Europe	8,451	232,807	0.27%	INSEE (2)	December-11	December-11

Department de Seine St. Denis (3) Total					8,451	232,807	0.27%

Ace Hardware (Bay Area Blvd, Houston TX)	Houston, TX	Retail	Wholesale Trade	South	23,569	212,121	0.25%	Stated	March-16	March-26

Ace Hardware (Bay Area Blvd, Houston TX) Total					23,569	212,121	0.25%

La Region Ile de France (3)	Pantin, France	Office	Public Administration	Europe	7,613	210,578	0.25%	INSEE (2)	October-12	October-12

La Region Ile de France (3) Total					7,613	210,578	0.25%

Verizon Communications, Inc.	Milton, VT	Industrial	Information	East	30,624	208,467	0.24%	Stated	February-13	February-13

Verizon Communications, Inc. Total					30,624	208,467	0.24%

GIE Groupe Vauban (3)	Pantin, France	Office	Finance and Insurance	Europe	7,613	187,847	0.22%	INSEE (2)	September-12	September-12

GIE Groupe Vauban (3) Total					7,613	187,847	0.22%

Xerox Corporation	Hot Springs, AR	Retail	Manufacturing	South	36,850	171,721	0.20%	None	May-11	May-21

Xerox Corporation Total					36,850	171,721	0.20%

Continental Airlines, Inc.	Houston, TX	Warehouse/Distribution	Transportation and Warehousing	South	25,125	157,200	0.18%	Stated	July-08	July-08

Continental Airlines, Inc. Total					25,125	157,200	0.18%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Golder Associates Inc.	Houston, TX	Office	Professional, Scientific and Technical Services	South	11,396	103,368	0.12%	None	October-10	October-20

Golder Associates Inc. Total					11,396	103,368	0.12%

Custom Training Group	Houston, TX	Warehouse/Distribution	Educational Services	South	4,456	40,080	0.05%	Stated	August-06	August-06
Custom Training Group	Houston, TX	Warehouse/Distribution	Educational Services	South	7,248	59,400	0.07%	Stated	December-08	December-11

Custom Training Group Total					11,704	99,480	0.12%

RATP (3)	Pantin, France	Office	Transportation and Warehousing	Europe	3,407	92,201	0.11%	INSEE (2)	November-09	November-09

RATP (3) Total					3,407	92,201	0.11%

General Services Administration (US Government) in Bloomington, IL	Bloomingdale, IL	Office	Public Administration	Midwest	3,949	74,834	0.09%	Stated	April-06	April-06

General Services Administration (US Government) in Bloomington, IL Total					3,949	74,834	0.09%

L’Agence Nationale Pour L’Emploi (3)	Pantin, France	Office	Public Administration	Europe	3,633	74,515	0.09%	INSEE (2)	June-07	June-15

L’Agence Nationale Pour L’Emploi (3) Total					3,633	74,515	0.09%

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX)	Houston, TX	Retail	Retail Trade	South	6,216	71,280	0.08%	Stated	August-10	August-15

Bike Barn Holding Company, Inc. (Bay Area Blvd, Houston, TX) Total					6,216	71,280	0.08%

The Boeing Company	Houston, TX	Warehouse/Distribution	Professional, Scientific and Technical Services	South	10,960	71,040	0.08%	None	January-09	January-13

The Boeing Company Total					10,960	71,040	0.08%

Work Ready, Inc (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Health Care and Social Assistance	South	7,306	70,560	0.08%	Stated	August-06	August-06

Work Ready, Inc (Century Plaza Drive Houston, TX) Total					7,306	70,560	0.08%

Kenyon International Emergency Services (Pepsi)	Houston, TX	Warehouse/Distribution	Manufacturing	South	17,725	70,014	0.08%	Stated	October-09	October-19

Kenyon International Emergency Services (Pepsi) Total					17,725	70,014	0.08%

Richard Millburn Academy (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Educational Services	South	7,860	69,840	0.08%	Stated	September-08	September-13

Richard Millburn Academy (Century Plaza Drive Houston, TX) Total					7,860	69,840	0.08%

Raytheon Company	Webster, TX	Industrial	Professional, Scientific and Technical Services	South	9,138	65,796	0.08%	Stated	July-10	July-25

Raytheon Company Total					9,138	65,796	0.08%

AFPOLS (3)	Pantin, France	Office	Public Administration	Europe	3,488	65,637	0.08%	INSEE (2)	June-08	June-08

AFPOLS (3) Total					3,488	65,637	0.08%

Trans American Automation Inc. (Century Plaza Drive Houston, TX)	Houston, TX	Warehouse/Distribution	Manufacturing	South	5,632	48,660	0.06%	Stated	February-07	February-07

Trans American Automation Inc. (Century Plaza Drive Houston, TX) Total					5,632	48,660	0.06%

Olmstead Kirk Paper Company (Beaumont, TX)	Beaumont, TX	Office	Manufacturing	South	5,760	41,305	0.05%	Stated	December-07	December-07

Olmstead Kirk Paper Company (Beaumont, TX) Total					5,760	41,305	0.05%

Rhino Liners	Broomfield, CO	Office	Retail Trade	West	5,517	35,861	0.04%	None	June-06	June-06

Rhino Liners Total					5,517	35,861	0.04%

G.T. of the Front Range	Broomfield, CO	Office	Retail Trade	West	9,401	31,956	0.04%	None	May-06	May-06

G.T. of the Front Range Total					9,401	31,956	0.04%

Facilities Management Solutions	Webster, TX	Warehouse/Distribution	Administrative and Support and Waste Management and Remediation Services	South	3,600	30,240	0.04%	Stated	December-05	December-05

Facilities Management Solutions Total					3,600	30,240	0.04%

Scientific Martial Arts & Fitness	Broomfield, CO	Office	Educational Services	West	5,488	24,696	0.03%	Stated	February-09	February-12

Scientific Martial Arts & Fitness Total					5,488	24,696	0.03%

CGEC Keter	Paris, France	Office	Manufacturing	Europe	2,301	18,827	0.02%	INSEE (2)	December-14	December-14

CGEC Keter Total					2,301	18,827	0.02%

Marathon System Service	Broomfield, CO	Office	Information	West	2,283	14,177	0.02%	None	November-07	November-07

Marathon System Service Total					2,283	14,177	0.02%

Sundew Technologies	Broomfield, CO	Office	Administrative and Support and Waste Management and Remediation Services	West	3,745	12,805	0.01%	None	October-07	October-07

Sundew Technologies Total					3,745	12,805	0.01%

Appointment Quest	Broomfield, CO	Office	Information	West	1,670	12,024	0.01%	None	May-09	May-09

Appointment Quest Total					1,670	12,024	0.01%

Ticker: WPC	www.wpcarey.com

EXHIBIT E

					Square	Annualized	Percentage of	Increase
Tenant/Lease Guarantor	Property Location	Property Type	Tenant Type	Region	Footage	Rent	Total Rent	Factor	Lease Expiration	Maximum Term

Red Cloud Telecom Products, Inc.	Broomfield, CO	Office	Information	West	2,093	12,000	0.01%	None	June-06	June-06

Red Cloud Telecom Products, Inc. Total					2,093	12,000	0.01%

Aardvark IT Solutions	Broomfield, CO	Office	Retail Trade	West	3,069	10,742	0.01%	None	September-06	N/A

Aardvark IT Solutions Total					3,069	10,742	0.01%

Abilis	Pantin, France	Office	Other Services (except Public Administration)	Europe	0	10,319	0.01%	INSEE (2)	February-07	January-08

Abilis Total					0	10,319	0.01%

Ass Comite Dept du Tourisme	Pantin, France	Office	Tourism	Europe	N/A	9,278	0.01%	INSEE (2)	June-07	June-07

Ass Comite Dept du Tourisme Total					0	9,278	0.01%

Classic Cuisines Catering	Bloomingdale, IL	Office	Accomodation and Food Services	Midwest	1,000	9,000	0.01%	None	October-08	October-08

Classic Cuisines Catering Total					1,000	9,000	0.01%

Fine Art Mannequins, LLC	Broomfield, CO	Office	N/A	West	2,209	8,836	0.01%	None	April-07	April-09

Fine Art Mannequins, LLC Total					2,209	8,836	0.01%

AT&T Wireless Service	Broomfield, CO	Office	Information	West	730	8,208	0.01%	Stated	May-06	May-06

AT&T Wireless Service Total					730	8,208	0.01%

Remote Access Diagnostic Radiography	Broomfield, CO	Office	N/A	West	2,093	7,765	0.01%	None	October-06	October-06

Remote Access Diagnostic Radiography Total					2,093	7,765	0.01%

EarthRoamer.com	Broomfield, CO	Office	N/A	West	7,500	7,500	0.01%	None	April-07	April-07

EarthRoamer.com Total					7,500	7,500	0.01%

Orange (3)	Pantin, France	Office	Information	Europe	N/A	7,034	0.01%	None	June-15	N/A

Orange (3) Total					0	7,034	0.01%

Photo Center	Hot Springs, AR	Retail	Manufacturing	South	340	4,800	0.01%	N/A	N/A	N/A

Photo Center Total					340	4,800	0.01%

Byron Jacquot	Broomfield, CO	Office	N/A	West	1,105	3,978	0.00%	None	September-06	September-06

Byron Jacquot Total					1,105	3,978	0.00%

DLH Management Corporation	Broomfield, CO	Office	N/A	West	1,510	2,280	0.00%	None	February-07	February-07

DLH Management Corporation Total					1,510	2,280	0.00%

Tempered Air Services, Inc.	Broomfield, CO	Office	N/A	West	1,200	1,200	0.00%	None	December-06	December-06

Tempered Air Services, Inc. Total					1,200	1,200	0.00%

Vacant	Travelers Rest, SC	Industrial	N/A	East	181,700	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Warehouse/Distribution	N/A	East	87,000	—	—	N/A	N/A	N/A
Vacant	Reno, NV	Office	Transportation and Warehousing	West	53,158	—	—	N/A	N/A	N/A
Vacant	Bloomingdale, IL	Office	N/A	Midwest	36,967	—	—	N/A	N/A	N/A
Vacant	Moorestown, NJ	Office	N/A	East	35,567	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	22,477	—	—	N/A	N/A	N/A
Vacant	Webster, TX	Industrial	N/A	South	17,859	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	15,017	—	—	N/A	N/A	N/A
Vacant (Common Area Space)	Bloomingdale, IL	Office	N/A	Midwest	14,084	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Industrial	N/A	East	13,284	—	—	N/A	N/A	N/A
Vacant	Salisbury, NC	Warehouse/Distribution	N/A	East	10,681	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	5,953	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	5,819	—	—	N/A	N/A	N/A
Vacant	Houston, TX	Office	N/A	South	5,742	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	3,450	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	1,093	—	—	N/A	N/A	N/A
Vacant	Broomfield, CO	Office	N/A	West	1,033	—	—	N/A	N/A	N/A
Vacant	Cincinnati, OH	Office	N/A	Midwest	1	—	—	N/A	N/A	N/A
Vacant Total					510,885

Grand Total					16,071,735	85,566,491	100%

(1)	WPC LLC owns 95% of this property. Rents reflect a conversion rate of 1.2551 USD/EUR as of June 30, 2006.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	WPC LLC owns 75% of this property. Rents reflect a conversion rate of 1.2551 USD/EUR as of June 30, 2006.

(4)	WPC LLC owns 22.5% of this property. Rents reflect a conversion rate of 1.2551 USD/EUR as of June 30, 2006.

(5)	WPC LLC owns 40% of this property.

(6)	WPC LLC owns 74.583% of this property.

(7)	WPC LLC owns 50% of this property.

(8)	WPC LLC owns 33.33% of this property.

(9)	WPC LLC owns 36.00% of this property.

(10)	WPC LLC owns 33.93% of this property.

(11)	WPC LLC owns 80% of this property. Rents reflect a conversion rate of 1.2551 USD/EUR as of June 30, 2006.

Ticker: WPC	www.wpcarey.com